UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K/A
(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 19, 2017

TANGER FACTORY OUTLET CENTERS, INC.
_________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-11986	56-1815473
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3200 Northline Avenue, Greensboro, North Carolina 27408
(Address of principal executive offices) (Zip Code)

(336) 292-3010
(Registrants' telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Tanger Factory Outlet Centers, Inc. (the “Company”) on May 19, 2017 (the “Original 8-K”). The Original 8-K was filed with the Securities and Exchange Commission (the “SEC”) to report the results of the matters submitted to a vote by the Company’s shareholders at the Company’s 2017 Annual Meeting of Shareholders held on May 19, 2017 (the “Annual Meeting”). The sole purpose of this Amendment is to disclose, in accordance with Item 5.07(d) of Form 8-K, the Company’s decision as to how frequently the Company will conduct future shareholder advisory votes regarding named executive officer compensation. Except as set forth herein, no other modifications have been made to the Original 8-K.
Item 5.07 Submission of Matters to a Vote of Security Holders

(d) At the Annual Meeting, the Company’s shareholders voted on, among other matters, an advisory proposal concerning the frequency of future advisory votes on named executive officer compensation. As reported in the Original 8-K, the Company’s shareholders approved, on an advisory basis, “one year” as the frequency for holding an advisory vote on the compensation of the Company’s named executive officers. Consistent with the recommendation of the Board of Directors of the Company as set forth in the Company’s proxy statement filed with the SEC on April 4, 2017 and in light of the vote of the Company’s shareholders on this proposal at the Annual Meeting, the Company intends to hold the advisory vote on the compensation of the Company’s named executive officers every year. The Company intends to continue holding such vote annually until the next advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers is submitted to the shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2017

TANGER FACTORY OUTLET CENTERS, INC.

By:    /s/ James F. Williams
James F. Williams
Senior Vice President and Chief Financial Officer